EXHIBIT 99.2

Divestment of Argentine Assets, Purchase of New U.S.
Assets, Dividend Increase
Occidental Petroleum Corporation

December 10, 2010

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• Divestment of Oxy’s Argentine oil and gas operations to
 Sinopec for after-tax proceeds of approximately $2.5 billion
• Oxy to purchase oil and gas properties in South Texas and
 North Dakota for about $3.2 billion
• Oxy to increase its interest in General Partner (GP) ownership in Plains All-American (PAA) by 13% to approximately 35%
• Oxy has agreed to acquire the remaining 50% joint venture
 interest in the Elk Hills Power Plant from Sempra
• 21% increase in our common share dividend rate from $0.38
 to $0.46 per quarter effective with the 4/15/2011 payment
Summary of Transactions & Announcements

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• These new acquisitions and the sale of Argentina will:
 – be immediately accretive to our earnings, ROCE and cash flow after capital;
 – provide greater certainty in achieving both our short-term and long-term average annual production growth outlook of 5 to 8%;
 – increase the domestic weighting of our Oil and Gas operations;
 – not materially alter the mix between our oil and natural gas reserves or production.
• These properties, combined with acquisitions completed
 earlier this year, will more than replace the production from the sale of Argentina
• We expect that each of these new acquisitions together with future drilling, potential exploration and consolidation
 opportunities in these areas, over time, will grow to 50+
 mboe/d
Impact of Transactions

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• Plains is one of the largest operators of oil pipelines in North
 America with operations in Texas, California, and North
 Dakota, among other areas
• PAA’s operations compliment Oxy’s domestic oil and gas
 operations
• Oxy’s purchase of Sempra’s 50% interest in the Elk Hills
 Power Plant will improve efficiency and lower operating costs at our Elk Hills business unit
• Oxy’s Argentine assets being sold currently produce ~ 44
 mboe/d net to Oxy
• When the transaction closes, Oxy expects to report a gain on the sale
Impact of Transactions

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• We expect all of these transactions to be completed no later than the end of 1Q11, subject to normal regulatory approvals
• Our outlook for improved free cash flow provides for the
 substantial increase to our dividend
• Oxy will finance the acquisitions from both existing balance sheet cash and debt financing
Impact of Transactions

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Production Improvement Post Acquisitions and
Argentina Divestiture
2011
2012
2013
2014
44
62
64
65
49
Argentina
Forecast
Shell So. Texas
Acquisition
North Dakota
Acquisitions
Other 2010
Acquisitions
Current
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These properties, combined with
acquisitions completed earlier this
year, will more than replace the
production from the sale of Argentina

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• South Texas assets will be purchased from Shell for about
 $1.8 billion and currently produce ~ 200 mmcf/d of gas
 equivalent
• Shell has owned and operated the properties for many years
• The assets will be 100% operated by Oxy and have an
 excellent inventory of drilling opportunities
• Fields in transaction: McAllen Ranch, Javelina, Slick Ranch,
 McAllen Pharr & La Copita/North Rincon, and Lyda
• 109,000 gross acres / 92,800 net acres
• Over 550 active wells
• Working interests average 92%, net revenue interest (NRI)
 averages ~ 85%
Oxy - Shell South Texas Assets Transaction

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• Over 360 Bcfe proven developed reserves
 – ~ 840 Bcfe of identified additional resource potential
• Condensate & NGLs have comprised ~ 30% of total revenue
• Lease Operating Expense (LOE) of $0.47-0.74/Mcfe
• Gathering capacity of ~ 500 mmcfe/d
• Aggregate compression capacity ~ 230 mmcfe/d
• Five field areas have cumulatively produced nearly 5 TCF
• Numerous Vicksburg and Frio infill and step-out drilling
 opportunities
 – Vicksburg opportunities in 12,000’ to 17,000’ range, 3 to 7 Bcfe/well
 – Frio opportunities at 9,000’ to 12,000’, 2 to 5 Bcfe/well
Oxy - Shell South Texas Assets Transaction

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Houston
Gulf
of
Mexico
Corpus Christi
TEXAS
Mexico
Starr County
Hidalgo County
La Copita /
North Rincon
Lyda
McAllen Ranch
Slick
Ranch
Javelina
McAllen Pharr
Rio Grande
City
Edinburg
Oxy - Shell South Texas Assets Transaction

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• Purchasing from a private company all rights, title and interest in ~ 180,000 contiguous net acres in North Dakota within the southern extents of the Bakken and Three Forks Formations
• The purchase price is approximately $1.4 billion
• Operated working interests average 63% with average net
 revenue interest (NRI) of ~83%
• Acreage is located in Dunn, Billings and Stark Counties, ND
• Total of 44 operated and 17 non-operated wells producing
 approximately 5,500 boe/d from Bakken and Madison
 Formations
 – Currently 5 active drilling rigs operating on acreage with plans to increase rig count during 2011 to 8 rigs
 – Five wells that are awaiting completion
Oxy - North Dakota Assets Transaction

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• Control of 200 operated Drilling Spacing Unit’s (DSU) and interest in 110 non-operated DSU’s; over 98% of DSU’s are
 1280 acre units
• Prospective across entire acreage position for Three Forks and deeper objectives
• Net risked reserve potential in excess of 250 mmboe from the
 Middle Bakken and Upper Three Forks Formations
• Combined with existing Oxy assets in the Williston Basin, the acquisition will result in total interest in over 200,000 net acres and 50 operated wells producing over 6,000 boe/d
• Oxy expects to grow production in the Williston Basin to at least 30,000 boe/d over the next five years
Oxy - North Dakota Assets Transaction

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NORTH DAKOTA
South Coteau
Nesson
Anticline
Elm Coulee
Field
Parshall-
Sanish
Fields
Russian Creek
Burke
Ward
McLean
Mercer
Stark
Oliver
Williams
Divide
Roosevelt
McKenzie
Mountrail
Dunn
Billings
Renville
Richland
Morton
MT
ND
Dawson
Golden
Valley
Other Notable Areas of
Williston Basin Production
Other Oxy Operated
Acreage
Oxy Acquisition Area
Burleigh
Sheridan
McHenry
Bottineau
Bismarck
SD
Oxy North Dakota - Williston Basin

Portions of this presentation contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects; exploration risks such as drilling unsuccessful wells; any general economic recession or slowdown domestically or internationally; higher-than-expected costs; potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; general domestic and international political conditions; potential disruption or interruption of Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters, political events or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Finding and Development costs calculations inherently compare costs and reserves from separate periods.
The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as reported reserves,
EUR, expected ultimate recovery, potential reserves, discovery volumes, recoverable resources and oil in place, that the SEC’s guidelines strictly prohibit us from using in our SEC filings. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosures in our 2009 Form 10-K, available
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Cautionary Statement
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